CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-1

                           $410,000,000 (APPROXIMATE)
                               Subject to Revision

                    March 13, 2000 - Computational Materials

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation (the "Seller"). Chase Securities Inc. ("CSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by CSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and CSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by CSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither CSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN CSI). CSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                 MARCH 13, 2000

                                  CHASE FUNDING
                     MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                                  SERIES 2000-1



                           $410,000,000 (APPROXIMATE)
                               SUBJECT TO REVISION


--------------------------------------------------------------------------------------------------------------------------------
                                             RATINGS                           BOND                                   EXP FINAL
CLASS                AMOUNT ($)         (MOODY'S /FITCH)      WAL(1)           TYPE                COUPON            MATURITY(1)
--------------------------------------------------------------------------------------------------------------------------------
    IA-1             44,800,000              Aaa/AAA          0.96             SEQ            1M Libor + [ ](2)         12/01
    IA-2             17,500,000              Aaa/AAA          2.15             SEQ                 Fixed(2)             10/02
    IA-3             17,000,000              Aaa/AAA          3.14             SEQ                 Fixed(2)              2/04
    IA-4             17,000,000              Aaa/AAA          5.16             SEQ                 Fixed(2)              3/07
    IA-5             10,170,000              Aaa/AAA          8.51             SEQ                 Fixed(2),(3)         10/08
    IA-6             11,830,000              Aaa/AAA          6.48             NAS                 Fixed(2)             10/08
    IM-1              3,900,000              Aa2/AA           5.73             MEZ                 Fixed(2)             10/08
    IM-2              4,225,000               A2/A            5.73             MEZ                 Fixed(2)             10/08
    IB                3,575,000             Baa2/BBB          5.71             SUB                 Fixed(2)             10/08

    IIA-1           239,400,000              Aaa/AAA          2.41          PASS-THRU       1M Libor + [ ](3),(4)        6/07
    IIM-1            16,100,000              Aa2/AA           4.92             MEZ          1M Libor + [ ](3),(4)        6/07
    IIM-2            13,300,000               A2/A            4.86             MEZ          1M Libor + [ ](3),(4)        6/07
    IIB              11,200,000             Baa2/BBB          4.82             SUB          1M Libor + [ ](3),(4)        6/07
--------------------------------------------------------------------------------------------------------------------------------


(1) The Group I Certificates will be priced at 23% HEP while the Group II Certificates will be priced at 27% CPR. Assumes 10% call by group.

(2) Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.

(3) If the 10% cleanup call, with respect to the related Loan Group, is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on the Class IIA-1 Certificates will increase to 2x the IIA-1 margin, and the margin on the Class IIM-1, IIM-2 and IIB Certificates will increase to 1.5x their related margins.

(4) Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rates on the Group II Loans.

------------------

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            2

TITLE OF CERTIFICATES:        Chase Funding Mortgage Loan Asset-Backed
                              Certificates, Series 2000-1, consisting of:
                              IA-1, IA-2, IA-3, IA-4, IA-5, IA-6
                              IM-1, IM-2
                              IB
                              Group I Certificates
                                  and
                              IIA-1
                              IIM-1, IIM-2
                              IIB
                              Group II Certificates


UNDERWRITERS:                 Chase Securities Inc., First Union Securities,
                              Inc., Prudential Securities Incorporated, and
                              Wachovia Securities, Inc.


DEPOSITOR:                    Chase Funding, Inc.


SELLER AND MASTER SERVICER:   Chase Manhattan Mortgage Corporation


SUBSERVICER:                  Advanta Mortgage Corp. USA


TRUSTEE:                      Citibank, N.A.


CUT-OFF DATE:                 March 1, 2000


PRICING DATE:                 [March 14, 2000]


CLOSING DATE:                 [March 24, 2000]


DISTRIBUTION DATES:           Distribution of principal and interest on the
                              certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in April 2000.

ERISA CONSIDERATIONS:         The Class A Certificates will be ERISA eligible as
                              of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:             The Class A and M1 Certificates will constitute
                              "mortgage-related securities" for the purposes of SMMEA. The Class M-2 and B Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            3

TAX STATUS:                   For federal income tax purposes, the Trust Fund
                              will include two segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").


OPTIONAL TERMINATION:         The Master Servicer has the option to exercise a
                              call on each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related group as of the Cut-Off Date (i.e. separate calls for each group). The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any REO Property in the related loan group (up to the stated principal balance of the related Mortgage
                              Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Subservicer in the performance of its servicing obligations in connection with such Mortgage
                              Loans.


MORTGAGE LOANS:               The mortgage pool will consist of mortgage loans
                              ("Mortgage Loans") that will be divided into a fixed rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The
                              Mortgage Loans are secured by first liens on real properties.


ADMINISTRATIVE FEES:          The Master Servicer, Servicer and Trustee will be
                              paid fees aggregating approximately 51 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            4

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-1

                              CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:           1) Excess interest
                              2) Over-Collateralization
                              3) Cross-Collateralization
                              4) Subordination

EXCESS INTEREST:              Excess interest cashflows from each group will be
                              available as credit enhancement for the related group.

OVERCOLLATERALIZATION:        The overcollateralization ("O/C") provisions are
                              intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related loan group, generally until the required O/C levels are reached.
                              Accelerated amortization is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related senior Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the certificates faster than the principal amortization of the related loan group, an overcollateralization amount equal to the excess of the aggregate unpaid principal balance of the related mortgage group over the principal balance of the related Certificates is created. Excess interest will be directed to build each loan group's O/C amount until the respective loan group reaches its required O/C target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level. For purposes of applying excess interest to build each group's O/C amount, excess interest will begin to be applied for the Group I
                              Certificates on the fourth Distribution Date (July
                              2000) and for the Group II Certificates on the third Distribution Date (June 2000).

         GROUP I CERTIFICATES
         Initial:  0.00%                       Target: 2.00% of original balance
         Stepdown: 4.00% of current balance    Floor:  0.50% of original balance

                      (PRELIMINARY AND SUBJECT TO REVISION)

         GROUP II CERTIFICATES
         Initial:  0.00%                       Target: 2.00% of original balance
         Stepdown: 4.00% of current balance    Floor:  0.50% of original balance
         Stepup:   2.50% (5.00%) of original (current) balance, if applicable

                      (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-
COLLATERALIZATION:            Excess interest from each of the two loan groups,
                              if not needed to credit enhance its own group will be available to credit enhance the other loan group.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            5

                                             GROUP I - FIXED
                                             ---------------

GROUP I (FIXED) SUBORDINATION(1):     (Moody's/Fitch)   GROUP I (Subordination)
                                                        -----------------------
                        Class IA      (Aaa /AAA)         11.00%
                        Class IM-1    (Aa2/AA)            8.00%
                        Class IM-2    (A2/A)              4.75%
                        Class IB      (Baa2/BBB)          2.00%

                      (PRELIMINARY AND SUBJECT TO REVISION)

GROUP I (FIXED) CLASS SIZES:          (Moody's/Fitch)   GROUP I (Class Sizes)
                                                        ---------------------
                        Class IA      (Aaa/AAA)          91.00%
                        Class IM-1    (Aa2/AA)            3.00%
                        Class IM-2    (A2/A)              3.25%
                        Class IB      (Baa2/BBB)          2.75%

                      (PRELIMINARY AND SUBJECT TO REVISION)


                                             GROUP II - ARM
                                             --------------

GROUP II (ARM) SUBORDINATION(1):       (Moody's/Fitch)  GROUP II (Subordination)
                                                        ------------------------
                        Class IIA-1    (Aaa/AAA)          16.50%
                        Class IIM-1    (Aa2/AA)           10.75%
                        Class IIM-2    (A2/A)              6.00%
                        Class IIB      (Baa2/BBB)          2.00%

                      (PRELIMINARY AND SUBJECT TO REVISION)

GROUP II (ARM) CLASS SIZES:            (Moody's/Fitch)  GROUP II (Class Sizes)
                                                        ----------------------
                        Class IIA-1    (Aaa/AAA)          85.50%
                        Class IIM-1    (Aa2/AA)            5.75%
                        Class IIM-2    (A2/A)              4.75%
                        Class IIB      (Baa2/BBB)          4.00%

                      (PRELIMINARY AND SUBJECT TO REVISION)

(1) The subordination percentages assume that the target overcollateralization levels of 2.00% for Group I and 2.00% for Group II have been achieved. There will be no overcollaterization as of the Closing Date.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            6

                                     GROUP I
                                     -------

MORTGAGE LOANS:               Fixed-rate, first lien, sub-prime Mortgage Loans

TOTAL GROUP SIZE*:            $130,000,000

PREPAYMENT
ASSUMPTION:                   23% HEP (2.3% - 23% CPR Ramp over 10 months)

FIXED RATE WAC CAP: Preliminarily, the pass-through rate of each class of the Group I Certificates will be subject to the "Group I WAC Cap" which is a per annum rate equal to the weighted average net mortgage rate on the fixed rate Mortgage Loans.

INTEREST ACCRUAL:             For the Class IA-1 Certificates, interest will
                              initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For all Group I Certificates except the Class IA-1, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY:                For Class IA-1, 0 days. For all other Group I
                              Certificates, 24 days.

INT. PMT. BASIS:              For Class IA-1, actual/360. For all other Group I
                              Certificates, 30/360.

COUPON STEP UP:               If the 10% clean-up call for the Group I
                              Certificates is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5 Certificates will increase by 50 bps per annum.

* The mortgage pool as of the Closing Date will include approximately $796,320 of fixed rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            7

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,

                                  SERIES 2000-1

                              GROUP I CERTIFICATES

                              CLASS       CLASS     CLASS     CLASS     CLASS        CLASS       CLASS       CLASS       CLASS
                              IA-1        IA-2      IA-3      IA-4      IA-5         IA-6        IM-1        IM-2        IB
                           --------------------------------------------------------------------------------------------------------
OFFER SIZE                    44.800      17.500    17.000    17.000    10.170       11.830      3.900       4.225       3.575
($MM)

EXPECTED RATINGS
MOODY'S                       Aaa         Aaa       Aaa       Aaa       Aaa          Aaa         Aa2         A2          Baa2
FITCH                         AAA         AAA       AAA       AAA       AAA          AAA         AA          A           BBB

COUPON                        1M Libor +  Fixed(1)  Fixed(1)  Fixed(1)  Fixed(1),(2) Fixed(1)    Fixed(1)    Fixed(1)    Fixed(1)
                                [    ](1)

WEIGHTED AVERAGE LIFE TO      0.96        2.15      3.14      5.16      8.51         6.48        5.73        5.73        5.71
CALL (YRS)(3)

WEIGHTED AVERAGE LIFE         0.96        2.15      3.14      5.16      11.29        6.55        6.23        6.14        5.87
TO MATURITY (YRS)(3)

PAYMENT WINDOW                1-21/21     21-31/11  31-47/17  47-84/38  84-103/20    37-103/67   37-103/67   37-103/67   37-103/67
TO CALL (MOS.)(3)

PAYMENT WINDOW                1-21/21     21-31/11  31-47/17  47-84/38  84-193/110   37-113/77   37-163/127  37-150/114  37-129/93
TO MATURITY (MOS.)(3)

EXPECTED MATURITY TO CALL     12/01       10/02     2/04      3/07      10/08        10/08       10/08       10/08       10/08
3

EXPECTED MATURITY TO          12/01       10/02     2/04      3/07      4/16         8/09        10/13       9/12        12/10
MATURITY(3)

LAST SCHEDULED                1/15        1/15      10/19     5/27      2/30         12/11       2/30        2/30        2/30
DISTRIBUTION DATE(4)


(1) Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.

(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.

(3)   The Group I Certificates will be priced at 23% HEP.

(4) Assumes 0% HEP, no losses, and no excess interest will be applied to principal.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            8

                                    GROUP II

MORTGAGE LOANS:               Adjustable-rate, first lien, sub-prime Mortgage
                              Loans

TOTAL GROUP SIZE*:            $280,000,000

PREPAYMENT ASSUMPTION:        27% CPR

ADJUSTABLE RATE
AVAILABLE FUNDS CAP:          The pass-through rate of the Group II Certificates
                              will be subject to the "Group II Available Funds
                              Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the adjustable rate Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

LIFETIME WAC CAP:             All Group II pass-through rates will also be
                              subject to a cap equal to a weighted average net lifetime rate on the underlying Mortgage Loans.
                              Any interest shortfall due to the maximum lifetime
                              WAC cap will not be reimbursed.

INTEREST ACCRUAL:             For Group II Certificates, interest will initially
                              accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

PAYMENT DELAY:                0 days

INT. PMT. BASIS:              Actual/360

SHORTFALL
REIMBURSEMENT:                If on any Distribution Date the pass-through rate
                              is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the Pass-Through Rate had not been so limited by the Available Funds Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the Pass-Through
                              Rate will be carried over to the next Distribution
                              Date until paid (herein referred to as
                              "Carryover"). Such reimbursement will only come from interest on the Group II loans and will be paid only on a subordinated basis. No such Group
                              II Certificate Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

COUPON STEP UP:               If the 10% clean-up call for the Group II
                              Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin, and (ii) the margins on the Class IIM-1, Class IIM2 and Class IIB Certificates will increase to 1.5x their related margins.


* The mortgage pool as of the Closing Date will include approximately $143,032 of adjustable rate mortgage loans that are not included in the statistical information set forth in this document. Updated statistical information on the mortgage pool (giving effect to the inclusion of such Mortgage Loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            9

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-1

                              GROUP II CERTIFICATES

                                  CLASS                  CLASS                   CLASS                  CLASS
                                  IIA-1                  IIM-1                   IIM-2                  IIB
-----------------------------------------------------------------------------------------------------------------------------
OFFER                             239.400                16.100                  13.300                 11.200
SIZE ($MM)

EXPECTED RATINGS
MOODY'S                           Aaa                    Aa2                     A2                     Baa2
FITCH                             AAA                    AA                      A                      BBB

COUPON                            1M Libor + [ ](1),(2)  1M Libor + [ ](1),(3)   1M Libor + [ ](1),(3)  1M Libor + [ ](1),(3)

WEIGHTED AVERAGE LIFE TO CALL     2.41                   4.92                    4.86                   4.82
(YRS)(4)

WEIGHTED AVERAGE LIFE TO          2.63                   5.41                    5.28                   5.02
MATURITY (YRS)(4)

PAYMENT WINDOW                    1-87/87                40-87/48                38-87/50               37-87/51
TO CALL (MOS.)(4)

PAYMENT WINDOW                    1-195/195              40-156/117              38-140/103             37-119/83
TO MATURITY (MOS.)(4)

EXPECTED MATURITY TO CALL(4)      6/07                   6/07                    6/07                   6/07

EXPECTED MATURITY TO MATURITY(4)  6/16                   3/13                    11/11                  2/10

LAST SCHEDULED DISTRIBUTION       2/30                   2/30                    2/30                   2/30
DATE(5)


(1) Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rate on the Group II Loans.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin of the Class IIA-1 Certificates will increase to 2x the IIA-1 margin.

(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class IIM-1, IIM-2 and IIB Certificates will increase to 1.5x their related margins.

(4)  The Group II Certificates will be priced at 27% CPR.

(5) Assumes 0% CPR, no losses, and no excess interest will be applied to principal.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            10

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-1

                               CASH FLOW PRIORITY


                              GROUP I CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.
2.    Servicing Fees and Trustee/Master Servicing Fees.
3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.
4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.
6.    Excess Group I interest to pay Group I subordinate principal shortfalls.
7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.
8.    Any remaining Group I amount is paid to the Residual Certificateholder.


                      (PRELIMINARY AND SUBJECT TO REVISION)

                              GROUP II CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.
2.    Servicing Fees, Trustee/Master Servicing Fees.
3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA-1 Certificates, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.
4. Group II available principal funds, as follows: monthly principal to the Class IIA-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.
6.    Excess Group II interest to pay Group II subordinate principal shortfalls.
7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.
8. Excess Group II interest to pay any Group II Certificate carryover resulting from the imposition of the available funds cap.
9.    Any remaining Group II amount is paid to the Residual Certificateholder.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            11

                      (PRELIMINARY AND SUBJECT TO REVISION)

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-1

                                    PRINCIPAL PAYDOWN

                              CLASS IA-6 LOCKOUT DISTRIBUTION AMOUNT: FOR ANY DISTRIBTUION DATE PRIOR TO THE DISTRIBUTION DATE IN APRIL 2009, THE PRODUCT OF (I) THE APPLICABLE CLASS IA-6 LOCKOUT PERCENTAGE, (II) A FRACTION, THE NUMERATOR OF WHICH IS THE OUTSTANDING PRINCIPAL BALANCE OF THE CLASS IA-6 CERTIFICATES AND THE DENOMINATOR OF WHICH IS THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL CLASS A GROUP I CERTIFICATES (IN EACH CASE IMMEDIATELY PRIOR TO SUCH DISTRIBUTION DATE) AND (III) THE GROUP I CLASS A PRINCIPAL CASHFLOW FOR SUCH DISTRIBUTION DATE. FOR THE APRIL 2009 DISTRIBUTION DATE AND EACH DISTRIBUTION DATE THEREAFTER, THE CLASS IA-6 LOCKOUT AMOUNT DISTRIBUTION WILL EQUAL THE GROUP I CLASS A PRINCIPAL CASHFLOWS.

                                    CLASS IA-6  LOCKOUT PERCENTAGE

                                     April 2000 -- March 2003:     0%
                                     April 2003 -- March 2005:    45%
                                     April 2005 -- March 2006:    80%
                                     April 2006 -- March 2007:   100%
                                     April 2007 -- March 2009:   300%

                                  (PRELIMINARY AND SUBJECT TO REVISION)

                              IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

                              Group I Certificates:
                                  1)   To the Class IA-6 Certificateholders --
                                       the Class IA-6 Lockout Distribution
                                       Amount until the principal balance of the Class IA-1 Certificate is reduced to zero
                                  2)   All remaining scheduled and unscheduled
                                       Group I principal will be paid
                                       sequentially to the Class IA Certificates until the principal balance of each such Certificates is reduced to zero.

                              If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

                              Group II Certificates:
                                  1)   All scheduled and unscheduled Group II
                                       principal will be paid to the Class IIA-1
                                       Certificates.

                                  (PRELIMINARY AND SUBJECT TO REVISION)

                              IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

                              With respect to each Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

                              If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                                  (PRELIMINARY AND SUBJECT TO REVISION)



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            12

                                 REQUIRED SUBORDINATION LEVELS*

                              Group I                       Group II

                              Class A    22.00%             Class A    33.00%
                              Class M-1  16.00%             Class M-1  21.50%
                              Class M-2   9.50%             Class M-2  12.00%
                              Class B     4.00%             Class B     4.00%

                              *Includes overcollateralization

                                   (PRELIMINARY AND SUBJECT TO REVISION)

                              THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

                              i) The Distribution Date is on or after the April 2003 Distribution Date; and

                              ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

                              iii) A Trigger Event does not exist (a Trigger
                                   Event exists if current Senior Enhancement
                                   Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II)).

                                   (PRELIMINARY AND SUBJECT TO REVISION)

                              THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

                              For each loan group, the later of (i) the April 2003 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination.

                              Group I Senior               Group II Senior
                              Specified Enhancement        Specified Enhancement
                              Percentage:                  Percentage:
                              ---------------------        --------------------
                              22.00%                       33.00%
                              Or                           Or
                              (9.00% + 2.00%)*2            (14.50% + 2.00%)*2

                                   (PRELIMINARY AND SUBJECT TO REVISION)


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            13

Prospectus:                   The Certificates will be offered pursuant to a
                              Prospectus which includes a Prospectus Supplement
                              (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                              Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Further Information:          Please call David Howard at (212) 834-5125, Peggy
                              Wallace at (212) 834-5519, Lou Violante at (212)
                              834-5034, Paul Park at (212) 834-5033, Paul
                              Scialabba at (212) 834-5173, Jee Hong at (212)
                              834-5295, or Joyce Huang at (212) 834-5529.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            14

CHASE SECURITIES INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-1 - FIXED RATE MORTGAGE LOAN GROUP
                                 SUMMARY REPORT

 AGGREGATE OUTSTANDING PRINCIPAL BALANCE     $129,203,680
 AGGREGATE ORIGINAL PRINCIPAL BALANCE        $129,357,932
 NUMBER OF MORTGAGE LOANS                           1,530

                                    MINIMUM       MAXIMUM            AVERAGE(1)
                                    -------       -------            ----------
ORIGINAL PRINCIPAL BALANCE            9,000       550,000             84,548
OUTSTANDING PRINCIPAL BALANCE         8,666       550,000             84,447

                                    MINIMUM       MAXIMUM   WEIGHTED AVERAGE(2)
                                    -------       -------   -------------------
ORIGINAL TERM (MOS)                     120           360                248
STATED REMAINING TERM (MOS)             115           360                247
EXPECTED REMAINING TERM (MOS)           115           360                247
LOAN AGE (MOS)                            0            23                  1

CURRENT INTEREST RATE                6.200%       14.150%             9.941%

ORIGINAL LOAN-TO-VALUE                9.14%        95.00%             72.20%

CREDIT SCORE                            461           798            617 (3)

                                   EARLIEST        LATEST
                                   --------        ------
ORIGINATION DATES                   03/1998       02/2000
MATURITY DATES                      10/2009       03/2030





NOTES:
(1)   SUM OF PRINCIPAL BALANCE DIVIDED BY TOTAL NUMBER OF LOANS.
(2)   WEIGHTED BY OUTSTANDING PRINCIPAL BALANCE.
(3)   WEIGHTING ONLY FOR LOANS WITH SCORES.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            15

                            CURRENT MORTGAGE RATES

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-1 - FIXED RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 MORTGAGE RATES                MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

   6.000% to  6.499%                    2          $    134,102        0.1%
   6.500% to  6.999%                    4               275,976        0.2
   7.000% to  7.499%                   14             1,180,955        0.9
   7.500% to  7.999%                   59             5,482,191        4.2
   8.000% to  8.499%                   82             7,877,951        6.1
   8.500% to  8.999%                  184            17,659,558       13.7
   9.000% to  9.499%                  145            12,787,802        9.9
   9.500% to  9.999%                  236            22,541,000       17.4
  10.000% to 10.499%                  182            14,760,407       11.4
  10.500% to 10.999%                  271            21,546,578       16.7
  11.000% to 11.499%                  131             9,899,939        7.7
  11.500% to 11.999%                  131             9,015,611        7.0
  12.000% to 12.499%                   50             3,756,969        2.9
  12.500% to 12.999%                   24             1,315,489        1.0
  13.000% to 13.499%                   10               704,814        0.5
  13.500% to 13.999%                    4               213,257        0.2
  14.000% to 14.499%                    1                51,082        0.0
                                    -----          ------------      -----

 GRAND TOTAL                        1,530          $129,203,680      100.0%
                                    =====          ============      =====



 MORTGAGE RATE RANGE IS FROM:   6.200% TO 14.150%
 WEIGHTED AVERAGE IS:           9.941%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            16

                       REMAINING MONTHS TO STATED MATURITY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-1 - FIXED RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 REMAINING TERM (MONTHS)       MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 109 to 120                            32          $  1,272,294        1.0%
 133 to 144                             2                47,807        0.0
 169 to 180                           896            76,402,930       59.1
 229 to 240                            59             3,190,067        2.5
 289 to 300                             2               206,750        0.2
 337 to 348                             2               121,291        0.1
 349 to 360                           537            47,962,541       37.1
                                    -----          ------------      -----

 GRAND TOTAL                        1,530          $129,203,680      100.0%
                                    =====          ============      =====



 REMAINING TERM RANGE IS FROM (MONTHS):   115   TO    360
 WEIGHTED AVERAGE IS (MONTBS): 247



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            17

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-1 - FIXED RATE MORTGAGE LOAN GROUP

 RANGE OF ORIGINAL MORTGAGE      NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 LOAN PRINCIPAL BALANCES       MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 $ 100,000 or Less                  1,152          $ 66,011,445       51.1%
 $ 100,001 to $ 150,000               215            26,053,662       20.2
 $ 150,001 to $ 200,000                79            13,572,293       10.5
 $ 200,001 to $ 250,000                37             8,248,872        6.4
 $ 250,001 to $ 300,000                21             5,702,781        4.4
 $ 300,001 to $ 350,000                14             4,558,762        3.5
 $ 350,001 to $ 400,000                 6             2,252,579        1.7
 $ 400,001 to $ 450,000                 2               828,093        0.6
 $ 450,001 to $ 500,000                 3             1,425,193        1.1
 $ 500,001 to $ 550,000                 1               550,000        0.4
                                    -----          ------------      -----

 GRAND TOTAL                        1,530          $129,203,680      100.0%
                                    =====          ============      =====


 ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCE RANGE IS FROM:  $9,000  TO  $550,000
 AVERAGE IS:   $84,548



                              PRODUCT TYPE SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-1 - FIXED RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 PRODUCT TYPE                  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 10 Yr Fixed                           32          $  1,272,294        1.0%
 15 Yr Fixed                          313            20,486,331       15.9
 20 Yr Fixed                           59             3,190,067        2.5
 30 Yr Fixed                          539            48,083,832       37.2
 Balloon Loan                         583            55,916,599       43.3
 Other                                  4               254,557        0.2
                                    -----          ------------      -----

 GRAND TOTAL                        1,530          $129,203,680      100.0%
                                    =====          ============      =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            18

                              STATE DISTRIBUTIONS

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-1 - FIXED RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 STATES                        MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Arizona                               16          $  1,440,618        1.1%
 Arkansas                               5               168,996        0.1
 California                            85            13,306,347       10.3
 Colorado                              30             2,793,571        2.2
 Connecticut                           31             3,934,076        3.0
 Delaware                               2               163,872        0.1
 District of Columbia                   3               141,084        0.1
 Florida                              347            28,518,362       22.1
 Georgia                               56             4,093,746        3.2
 Idaho                                  1                43,400        0.0
 Illinois                              60             4,954,530        3.8
 Indiana                               74             3,886,182        3.0
 Iowa                                   4               172,630        0.1
 Kansas                                 5               411,226        0.3
 Kentucky                              14               791,964        0.6
 Louisiana                             38             2,147,679        1.7
 Maine                                  2               146,176        0.1
 Maryland                              15             1,314,062        1.0
 Massachusetts                         37             4,533,529        3.5
 Michigan                              91             5,588,183        4.3
 Minnesota                             14             1,413,530        1.1
 Mississippi                           17             1,230,216        1.0
 Missouri                              47             3,313,495        2.6
 Nevada                                 4               468,874        0.4
 New Hampshire                          4               359,088        0.3
 New Jersey                            19             2,033,266        1.6
 New Mexico                             3               248,585        0.2
 New York                             134            15,166,160       11.7
 North Carolina                        11               774,512        0.6
 North Dakota                           2                59,051        0.0
 Ohio                                  52             3,553,677        2.8
 Oklahoma                              11               649,391        0.5
 Oregon                                 6               549,890        0.4
 Pennsylvania                          22             1,369,529        1.1
 Rhode Island                           9               686,427        0.5
 South Carolina                        31             1,946,080        1.5
 South Dakota                           2               101,719        0.1
 Tennessee                            144             9,835,669        7.6
 Texas                                 16             1,245,456        1.0



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            19

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 STATES                        MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Utah                                   3               660,165        0.5
 Vermont                                4               247,845        0.2
 Virginia                              18             1,351,300        1.0
 Washington                            13             1,672,228        1.3
 West Virginia                          2                78,593        0.1
 Wisconsin                             21             1,108,309        0.9
 Wyoming                                5               530,391        0.4
                                    -----          ------------      -----

GRAND TOTAL                         1,530          $129,203,680      100.0%
                                    =====          ============      =====



                             LOAN-TO-VALUE RATIOS

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-1 - FIXED RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

  50.00% or Less                      183          $ 11,164,184        8.6%
  50.01% to  55.00%                    50             3,671,808        2.8
  55.01% to  60.00%                   123             9,433,771        7.3
  60.01% to  65.00%                   100             9,630,568        7.5
  65.01% to  70.00%                   187            14,710,059       11.4
  70.01% to  75.00%                   234            18,187,226       14.1
  75.01% to  80.00%                   367            34,756,270       26.9
  80.01% to  85.00%                   191            18,372,292       14.2
  85.01% to  90.00%                    90             8,668,503        6.7
  90.01% to  95.00%                     5               608,999        0.5
                                    -----          ------------      -----

 GRAND TOTAL                        1,530          $129,203,680      100.0%
                                    =====          ============      =====



 LOAN-TO-VALUE RANGE IS FROM:    9.14%    TO    95.00%
 WEIGHTED AVERAGE IS:   72.20%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            20

                                  LOAN PURPOSE

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-1 - FIXED RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 LOAN PURPOSE                  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Purchase                             348          $ 30,104,487       23.3%
 Refinance - Rate/Term                103             9,566,537        7.4
 Refinance - Cashout                1,079            89,532,655       69.3
                                    -----          ------------      -----

 GRAND TOTAL                        1,530          $129,203,680      100.0%
                                    =====          ============      =====





                          TYPE OF MORTGAGED PROPERTIES

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-1 - FIXED RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 PROPERTY TYPE                 MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Single-family Detached             1,156          $ 96,229,773       74.5%
 Two- to Four-family Dwelling Unit    154            14,635,037       11.3
 Planned Unit Development              89             9,149,671        7.1
 Condominium                           54             3,635,048        2.8
 Small Mixed Use                       25             2,556,281        2.0
 Manufactured Housing                  52             2,997,870        2.3
                                    -----          ------------      -----

 GRAND TOTAL                        1,530          $129,203,680      100.0%
                                    =====          ============      =====




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            21

                              DOCUMENTATION SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-1 - FIXED RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 DOCUMENTATION                 MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Full Documentation                 1,161          $ 94,638,961       73.2%
 24 Month Bank Statement              119            13,005,514       10.1
 Reduced Documentation                 47             4,702,442        3.6
 Stated Income                        203            16,856,763       13.0
                                    -----          ------------      -----

 GRAND TOTAL                        1,530          $129,203,680      100.0%
                                    =====          ============      =====





                                 OCCUPANCY TYPES

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-1 - FIXED RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 OCCUPANCY                     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Owner-occupied                     1,327          $116,325,605       90.0%
 Second Home                           16             1,129,491        0.9
 Investment                           187            11,748,584        9.1
                                    -----          ------------      -----

 GRAND TOTAL                        1,530          $129,203,680      100.0%
                                    =====          ============      =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            22

                            MORTGAGE LOAN AGE SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-1 - FIXED RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 MORTGAGE LOAN AGE (MONTHS)    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 0                                    429          $ 37,214,974       28.8%
 1                                    488            39,194,680       30.3
 2                                    469            39,001,143       30.2
 3                                     66             6,116,590        4.7
 4                                     29             3,166,533        2.5
 5                                     39             3,600,934        2.8
 6                                      6               648,635        0.5
 9                                      2               138,901        0.1
 Greater than 9                         2               121,291        0.1
                                    -----          ------------      -----

 GRAND TOTAL                        1,530          $129,203,680      100.0%
                                    =====          ============      =====


 WEIGHTED AVERAGE IS (MONTH): 1




                             CREDIT GRADE SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-1 - FIXED RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 CREDIT GRADE                  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 A O                                  650          $ 60,774,684       47.0%
 A-                                   483            41,433,958       32.1
 B                                    238            17,477,515       13.5
 B-                                    52             3,750,134        2.9
 C                                     90             4,943,242        3.8
 C-                                    17               824,148        0.6
                                    -----          ------------      -----

 GRAND TOTAL                        1,530          $129,203,680      100.0%
                                    =====          ============      =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            23

                              YEAR OF ORIGINATION

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-1 - FIXED RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 YEAR OF ORIGINATION           MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 1998                                   2          $    121,291        0.1%
 1999                                 613            53,197,215       41.2
 2000                                 915            75,885,174       58.7
                                    -----          ------------      -----

 GRAND TOTAL                        1,530          $129,203,680      100.0%
                                    =====          ============      =====





                          PREPAYMENT PENALTIES SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-1 - FIXED RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 PREPAYMENT PENALTIES          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 None                                 275          $ 20,997,165       16.3%
 12 Months                            117            13,331,587       10.3
 24 Months                             20             2,393,691        1.9
 36 Months                            579            47,254,086       36.6
 60 Months                            539            45,227,152       35.0
                                    -----          ------------      -----

 GRAND TOTAL                        1,530          $129,203,680      100.0%
                                    =====          ============      =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            24

                              CREDIT SCORE SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-1 - FIXED RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 CREDIT SCORES                 MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

  Not Scored                           51          $  4,147,882          3.2%
  461 to 500                           13               599,904          0.5
  501 to 550                          233            18,131,397         14.0
  551 to 600                          404            35,012,299         27.1
  601 to 650                          422            35,778,369         27.7
  651 to 700                          262            23,594,312         18.3
  701 to 750                          104             8,607,362          6.7
  751 to 798                           41             3,332,155          2.6
                                   ------          ------------        -----

 GRAND TOTAL                        1,530          $129,203,680        100.0%
                                    =====          ============        =====


 CREDIT SCORE RANGE IS FROM:     461  TO 798
 WEIGHTED AVERAGE (SCORED LOANS ONLY) IS: 617



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            25

CHASE SECURITIES INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 SUMMARY REPORT

 AGGREGATE OUTSTANDING PRINCIPAL BALANCE     $279,856,968
 AGGREGATE ORIGINAL PRINCIPAL BALANCE        $280,039,422
 NUMBER OF MORTGAGE LOANS                           2,287

                                    MINIMUM       MAXIMUM             AVERAGE(1)
                                    -------       -------            --------
ORIGINAL PRINCIPAL BALANCE            9,310       725,000            122,448
OUTSTANDING PRINCIPAL BALANCE         9,310       725,000            122,369

                                    MINIMUM       MAXIMUM    WEIGHTED AVERAGE(2)
                                    -------       -------    ----------------
ORIGINAL TERM (MOS)                     240           360                360
STATED REMAINING TERM (MOS)             236           360                359
EXPECTED REMAINING TERM (MOS)           236           360                359
LOAN AGE (MOS)                            0            11                  1

CURRENT INTEREST RATE                6.250%       13.650%             9.977%
INITIAL INTEREST  RATE CAP           1.000%        3.000%             2.958%
PERIODIC RATE CAP                    1.000%        1.500%             1.484%
GROSS MARGIN                         1.000%        9.000%             5.632%
MAXIMUM MORTGAGE RATE               13.250%       20.650%            16.967%
MINIMUM MORTGAGE RATE                6.250%       13.650%             9.977%

MONTHS TO ROLL                            1            60                 28

ORIGINAL LOAN-TO-VALUE               15.34%        95.00%             77.62%

CREDIT SCORE                            454           798                 604
(3)

                                   EARLIEST        LATEST
                                   --------        ------
ORIGINATION DATES                   03/1999       02/2000
MATURITY DATES                      11/2019       03/2030




NOTES:
(1)   SUM OF PRINCIPAL BALANCE DIVIDED BY TOTAL NUMBER OF LOANS.
(2)   WEIGHTED BY OUTSTANDING PRINCIPAL BALANCE.
(3)   WEIGHTING ONLY FOR LOANS WITH SCORES.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            26

                              CURRENT MORTGAGE RATES

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 MORTGAGE RATES                MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

   6.000% to   6.499%                   1           $    75,000        0.0%
   6.500% to   6.999%                   1                34,970        0.0
   7.000% to   7.499%                   8               985,901        0.4
   7.500% to   7.999%                  28             4,427,434        1.6
   8.000% to   8.499%                  69            10,977,787        3.9
   8.500% to   8.999%                 224            33,881,135       12.1
   9.000% to   9.499%                 280            37,928,692       13.6
   9.500% to   9.999%                 449            58,172,683       20.8
  10.000% to  10.499%                 361            42,674,313       15.2
  10.500% to  10.999%                 396            45,262,652       16.2
  11.000% to  11.499%                 225            22,315,251        8.0
  11.500% to  11.999%                 159            15,776,938        5.6
  12.000% to  12.499%                  49             3,942,691        1.4
  12.500% to  12.999%                  26             2,551,119        0.9
  13.000% to  13.499%                   9               785,744        0.3
  13.500% to  13.999%                   2                64,656        0.0
                                    -----          ------------      -----

 GRAND TOTAL                        2,287          $279,856,968      100.0%
                                    =====          ============      =====



 MORTGAGE RATE RANGE IS FROM:    6.250%  TO  13.650%
 WEIGHTED AVERAGE IS:            9.977%




                       REMAINING MONTHS TO STATED MATURITY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 REMAINING TERM (MONTHS)       MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 229 to 240                             1          $     54,279        0.0%
 349 to 360                         2,286           279,802,689      100.0
                                    -----           -----------      -----

 GRAND TOTAL                        2,287          $279,856,968      100.0%
                                    =====          ============      =====


 REMAINING TERM RANGE IS FROM (MONTHS): 236 TO 360
 WEIGHTED AVERAGE IS (MONTHS): 359



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            27

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

 RANGE OF ORIGINAL MORTGAGE      NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 LOAN PRINCIPAL BALANCES       MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 $ 100,000 or Less                  1,173          $ 76,775,843        27.4%
 $ 100,001 to $ 150,000               521            63,496,681        22.7
 $ 150,001 to $ 200,000               279            48,037,589        17.2
 $ 200,001 to $ 250,000               141            31,633,567        11.3
 $ 250,001 to $ 300,000                69            18,827,061         6.7
 $ 300,001 to $ 350,000                41            13,241,161         4.7
 $ 350,001 to $ 400,000                16             5,970,256         2.1
 $ 400,001 to $ 450,000                20             8,426,161         3.0
 $ 450,001 to $ 500,000                24            11,666,888         4.2
 $ 500,001 to $ 550,000                 2             1,056,761         0.4
 $ 700,001 to $ 750,000                 1               725,000         0.3
                                    -----          ------------       -----

 GRAND TOTAL                        2,287          $279,856,968       100.0%
                                    =====          ============       =====


 ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCE RANGE IS FROM:  $9,310  TO  $725,000
 AVERAGE IS:   $122,448



                              PRODUCT TYPE SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 PRODUCT TYPE                  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Six Month LIBOR Loan                  19          $  2,839,009        1.0%
 1/29 Loan                             40             6,106,805        2.2
 2/28 Loan                          1,285           160,608,762       57.4
 3/27 Loan                            878           102,788,148       36.7
 5/25 Loan                             64             7,459,965        2.7
 Other                                  1                54,279        0.0
                                    -----          ------------      -----

 GRAND TOTAL                        2,287          $279,856,968      100.0%
                                    =====          ============      =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            28

                               STATE DISTRIBUTIONS

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 STATES                        MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Arizona                               56         $   6,066,260        2.2%
 Arkansas                               2               240,514        0.1
 California                           194            37,182,510       13.3
 Colorado                             102            15,754,673        5.6
 Connecticut                           22             3,826,782        1.4
 Delaware                               5               561,462        0.2
 District of Columbia                   9             1,463,535        0.5
 Florida                              243            24,565,104        8.8
 Georgia                               51             7,571,716        2.7
 Hawaii                                 1               259,732        0.1
 Idaho                                  6               509,567        0.2
 Illinois                             128            13,632,462        4.9
 Indiana                               46             3,345,816        1.2
 Iowa                                   3               179,462        0.1
 Kansas                                 4               312,402        0.1
 Kentucky                              13             1,214,944        0.4
 Louisiana                             17             1,673,251        0.6
 Maine                                  1                71,654        0.0
 Maryland                              20             2,418,733        0.9
 Massachusetts                         84            13,611,331        4.9
 Michigan                             293            28,952,835       10.3
 Minnesota                             49             4,936,911        1.8
 Mississippi                           14             1,597,658        0.6
 Missouri                              86             5,733,600        2.0
 Montana                                4             1,155,740        0.4
 Nebraska                               2               165,240        0.1
 Nevada                                 1                39,979        0.0
 New Hampshire                          2               264,353        0.1
 New Jersey                            94            13,625,602        4.9
 New Mexico                            14             1,566,776        0.6
 New York                             109            20,232,194        7.2
 North Carolina                        28             4,694,457        1.7
 North Dakota                           2               160,213        0.1
 Ohio                                  84             7,746,140        2.8
 Oklahoma                              12             1,048,260        0.4
 Oregon                                16             2,500,280        0.9
 Pennsylvania                          18             1,373,850        0.5
 Rhode Island                          10             1,019,833        0.4
 South Carolina                        31             2,402,881        0.9



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            29

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 STATES                        MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Tennessee                            117            10,596,696        3.8
 Texas                                 92            10,122,524        3.6
 Utah                                  13             2,485,207        0.9
 Vermont                               13             1,293,957        0.5
 Virginia                              30             3,988,180        1.4
 Washington                            71            11,074,157        4.0
 West Virginia                          6               840,982        0.3
 Wisconsin                             68             5,544,552        2.0
 Wyoming                                1               232,000        0.1
                                    -----          ------------      -----

GRAND TOTAL                         2,287          $279,856,968      100.0%
                                    =====          ============      =====



                             LOAN-TO-VALUE RATIOS

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

  50.00% or Less                       68          $  7,027,196        2.5%
  50.01% to  55.00%                    27             3,678,662        1.3
  55.01% to  60.00%                    65             7,465,860        2.7
  60.01% to  65.00%                    99            12,185,263        4.4
  65.01% to  70.00%                   298            32,481,130       11.6
  70.01% to  75.00%                   323            35,355,741       12.6
  75.01% to  80.00%                   675            89,288,703       31.9
  80.01% to  85.00%                   475            59,758,355       21.4
  85.01% to  90.00%                   245            31,231,396       11.2
  90.01% to  95.00%                    12             1,384,662        0.5
                                    -----          ------------      -----

 GRAND TOTAL                        2,287          $279,856,968      100.0%
                                    =====          ============      =====


 LOAN-TO-VALUE RANGE IS FROM:    15.34%   TO    95.00%
 WEIGHTED AVERAGE IS:   77.62%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            30

                                  LOAN PURPOSE

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 LOAN PURPOSE                  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Purchase                             944          $114,626,380       41.0%
 Refinance - Rate/Term                143            17,446,297        6.2
 Refinance - Cashout                1,200           147,784,291       52.8
                                    -----          ------------      -----

 GRAND TOTAL                        2,287          $279,856,968      100.0%
                                    =====          ============      =====





                          TYPE OF MORTGAGED PROPERTIES

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 PROPERTY TYPE                 MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Single-family Detached             1,738          $208,767,501       74.6%
 Two- to Four-family Dwelling Unit    214            27,928,580       10.0
 Planned Unit Development             212            31,542,363       11.3
 Condominium                           74             7,996,719        2.9
 Manufactured Housing                  49             3,621,805        1.3
                                    -----          ------------      -----

 GRAND TOTAL                        2,287          $279,856,968      100.0%
                                    =====          ============      =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            31

                              DOCUMENTATION SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 DOCUMENTATION                 MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Full Documentation                 1,647          $191,897,641       68.6%
 24 Month Bank Statement              212            33,961,190       12.1
 Reduced Documentation                 84            13,102,145        4.7
 Stated Income                        344            40,895,992       14.6
                                    -----          ------------      -----

 GRAND TOTAL                        2,287          $279,856,968      100.0%
                                    =====          ============      =====





                                 OCCUPANCY TYPES

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 OCCUPANCY                     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Owner-occupied                     2,058          $260,241,294       93.0%
 Second Home                           25             2,565,212        0.9
 Investment                           204            17,050,462        6.1
                                    -----          ------------      -----

 GRAND TOTAL                        2,287          $279,856,968      100.0%
                                    =====          ============      =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            32

                            MORTGAGE LOAN AGE SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 MORTGAGE LOAN AGE (MONTHS)    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 0                                    669          $ 84,165,429       30.1%
 1                                    680            81,767,106       29.2
 2                                    805            97,790,960       34.9
 3                                     48             6,482,853        2.3
 4                                     24             2,951,238        1.1
 5                                     56             6,185,444        2.2
 6                                      3               302,335        0.1
 7                                      1                84,637        0.0
 11                                     1               126,965        0.0
                                    -----          ------------      -----

 GRAND TOTAL                        2,287          $279,856,968      100.0%
                                    =====          ============      =====


 WEIGHTED AVERAGE IS (MONTH): 1





                             CREDIT GRADE SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 CREDIT GRADE                  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 A O                                  743          $101,131,545       36.1%
 A-                                   779           100,294,023       35.8
 B                                    428            49,173,720       17.6
 B-                                   115            11,570,546        4.1
 C                                    177            14,324,286        5.1
 C-                                    45             3,362,849        1.2
                                    -----          ------------      -----

 GRAND TOTAL                        2,287          $279,856,968      100.0%
                                    =====          ============      =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            33

                              YEAR OF ORIGINATION

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 YEAR OF ORIGINATION           MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 1999                                 919          $112,374,161       40.2%
 2000                               1,368           167,482,808       59.8
                                    -----          ------------      -----

 GRAND TOTAL                        2,287          $279,856,968      100.0%
                                    =====          ============      =====




                             MAXIMUM MORTGAGE RATES

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                   NUMBER OF    AGGREGATE PRINCIPAL  PERCENT OF
RANGE OF MAXIMUM MORTGAGE RATES  MORTGAGE LOANS BALANCE OUTSTANDING  LOAN GROUP

 13.000% to 13.499%                     1          $     75,000        0.0%
 13.500% to 13.999%                     1                34,970        0.0
 14.000% to 14.499%                    10             1,190,211        0.4
 14.500% to 14.999%                    32             5,078,346        1.8
 15.000% to 15.499%                    71            11,455,915        4.1
 15.500% to 15.999%                   225            33,768,695       12.1
 16.000% to 16.499%                   279            37,920,697       13.6
 16.500% to 16.999%                   444            57,634,211       20.6
 17.000% to 17.499%                   359            42,088,309       15.0
 17.500% to 17.999%                   396            45,262,652       16.2
 18.000% to 18.499%                   224            22,226,814        7.9
 18.500% to 18.999%                   159            15,776,938        5.6
 19.000% to 19.499%                    49             3,942,691        1.4
 19.500% to 19.999%                    26             2,551,119        0.9
 20.000% to 20.499%                     9               785,744        0.3
 20.500% to 20.999%                     2                64,656        0.0
                                    -----          ------------      -----

 GRAND TOTAL                        2,287          $279,856,968      100.0%
                                    =====          ============      =====



 MAXIMUM MORTGAGE RATE RANGE IS FROM:      13.250%    TO    20.650%
 WEIGHTED AVERAGE IS:                      16.967%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            34

                          PREPAYMENT PENALTIES SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 PREPAYMENT PENALTIES          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

  None                                896          $111,892,961       40.0%
 12 Months                              9               876,894        0.3
 24 Months                            523            76,534,044       27.3
 36 Months                            737            80,249,008       28.7
 60 Months                            122            10,304,062        3.7
                                    -----          ------------      -----

 GRAND TOTAL                        2,287          $279,856,968      100.0%
                                    =====          ============      =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            35

                             NEXT ADJUSTMENT DATE

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 NEXT ADJUSTMENT DATE          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

 Apr 2000                               1          $    147,602        0.1%
 Jul 2000                              11             1,718,480        0.6
 Aug 2000                               2               166,002        0.1
 Sep 2000                               5               806,925        0.3
 Oct 2000                               3               310,109        0.1
 Jan 2001                              14             1,661,862        0.6
 Feb 2001                              13             1,828,734        0.7
 Mar 2001                              10             2,306,100        0.8
 Aug 2001                               1                84,637        0.0
 Sep 2001                               2               149,172        0.1
 Oct 2001                              30             3,436,463        1.2
 Nov 2001                              12             1,336,761        0.5
 Dec 2001                              30             4,091,103        1.5
 Jan 2002                             456            57,226,064       20.4
 Feb 2002                             367            44,832,568       16.0
 Mar 2002                             387            49,451,995       17.7
 Apr 2002                               1               126,965        0.0
 Sep 2002                               1               153,164        0.1
 Oct 2002                              21             2,221,766        0.8
 Nov 2002                              11             1,395,446        0.5
 Dec 2002                              17             2,304,363        0.8
 Jan 2003                             299            34,452,914       12.3
 Feb 2003                             280            32,764,177       11.7
 Mar 2003                             249            29,423,634       10.5
 Oct 2004                               1                69,504        0.0
 Nov 2004                               1               219,031        0.1
 Dec 2004                               1                87,387        0.0
 Jan 2005                              25             2,731,641        1.0
 Feb 2005                              18             2,175,626        0.8
 Mar 2005                              18             2,176,775        0.8
                                    -----          ------------      -----

 GRAND TOTAL                        2,287          $279,856,968      100.0%
                                    =====          ============      =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            36

                              CREDIT SCORE SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 CREDIT SCORES                 MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

  Not Scored                           64          $  7,022,269          2.5%
  454 to 500                           38             4,267,633          1.5
  501 to 550                          404            44,369,023         15.9
  551 to 600                          725            92,646,814         33.1
  601 to 650                          603            73,384,203         26.2
  651 to 700                          318            41,699,463         14.9
  701 to 750                          106            12,997,861          4.6
  751 to 798                           29             3,469,704          1.2
                                    -----          ------------        -----

 GRAND TOTAL                        2,287          $279,856,968        100.0%
                                    =====          ============        =====


 CREDIT SCORE RANGE IS FROM:     454  TO 798
 WEIGHTED AVERAGE (SCORED LOANS ONLY) IS: 604



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            37

                    ASSUMED MORTGAGE LOAN CHARACTERISTICS

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-1 - FIXED RATE MORTGAGE LOAN GROUP

                                                                             ORIGINAL
                                                                           AMORTIZATION
                                                          ORIGINAL TERM        TERM         REMAINING TERM
CURRENT BALANCE     MORTGAGE RATE    NET MORTGAGE RATE     (IN MONTHS)      (IN MONTHS)      (IN MONTHS)
---------------     -------------    -----------------     -----------      -----------      -----------
  56,261,229.39        10.088%             9.578%              180              360              178
   1,280,135.91         9.269%             8.759%              120              120              119
  20,660,695.85         9.553%             9.043%              180              180              179
   3,209,727.93         9.800%             9.290%              240              240              239
  48,588,210.92         9.961%             9.451%              360              360              359



                    ASSUMED MORTGAGE LOAN CHARACTERISTICS

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                NET      ORIGINAL    REMAINING
    CURRENT       MORTGAGE    MORTGAGE     TERM        TERM       GROSS    INITIAL RATE   PERIODIC     MAXIMUM     MINIMUM
    BALANCE         RATE        RATE    (IN MONTHS) (IN MONTHS)  MARGIN     CHANGE CAP       CAP        RATE        RATE
    -------         ----        ----    ----------- -----------  ------     ----------       ---        ----        ----
  8,950,385.81     9.604%      9.094%       360         359      4.621%       1.683%       1.000%      16.287%     9.604%
160,690,847.54     9.935%      9.425%       360         359      5.851%       3.000%       1.499%      16.935%     9.935%
102,894,989.06    10.097%      9.587%       360         359      5.402%       3.000%       1.500%      17.097%    10.097%
  7,463,777.59     9.689%      9.179%       360         359      5.327%       3.000%       1.500%      16.689%     9.689%



                                 NUMBER OF
                               MONTHS UNTIL
                     RESET       NEXT RATE
    CURRENT          CHANGE     ADJUSTMENT
    BALANCE        FREQUENCY       DATE          INDEX
    -------        ---------       ----          -----
  8,950,385.81         6             9        6 Mo. LIBOR
160,690,847.54         6            23        6 Mo. LIBOR
102,894,989.06         6            35        6 Mo. LIBOR
  7,463,777.59         6            59        6 Mo. LIBOR



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            38

          GROUP II CERTIFICATES AVAILABLE FUNDS CAP HYPOTHETICAL TABLE


PAYMENT DATE  AVAILABLE FUNDS CAP(1)(2)  PAYMENT DATE  AVAILABLE FUNDS CAP(1)(2)
------------  -------------------------  ------------  -------------------------

   4/25/00             9.467               12/25/03             11.896
   5/25/00             9.467                1/25/04             11.896
   6/25/00             9.467                2/25/04             11.896
   7/25/00             9.491                3/25/04             11.896
   8/25/00             9.517                4/25/04             11.896
   9/25/00             9.543                5/25/04             11.896
  10/25/00             9.569                6/25/04             11.896
  11/25/00             9.599                7/25/04             11.896
  12/25/00             9.627                8/25/04             11.896
   1/25/01             9.703                9/25/04             11.896
   2/25/01             9.735               10/25/04             11.896
   3/25/01             9.767               11/25/04             11.896
   4/25/01             9.781               12/25/04             11.896
   5/25/01             9.788                1/25/05             11.896
   6/25/01             9.796                2/25/05             11.896
   7/25/01             9.804                3/25/05             11.951
   8/25/01             9.812                4/25/05             11.951
   9/25/01             9.820                5/25/05             11.951
  10/25/01             9.829                6/25/05             11.951
  11/25/01             9.838                7/25/05             11.951
  12/25/01             9.847                8/25/05             11.951
   1/25/02             9.857                9/25/05             11.951
   2/25/02             9.866               10/25/05             11.951
   3/25/02            11.226               11/25/05             11.951
   4/25/02            11.238               12/25/05             11.951
   5/25/02            11.250                1/25/06             11.951
   6/25/02            11.263                2/25/06             11.951
   7/25/02            11.276                3/25/06             11.951
   8/25/02            11.289                4/25/06             11.951
   9/25/02            11.302                5/25/06             11.951
  10/25/02            11.316                6/25/06             11.951
  11/25/02            11.331                7/25/06             11.951
  12/25/02            11.346                8/25/06             11.951
   1/25/03            11.361                9/25/06             11.951
   2/25/03            11.377               10/25/06             11.954
   3/25/03            12.033               11/25/06             11.968
   4/25/03            12.050               12/25/06             11.982
   5/25/03            11.896                1/25/07             11.996
   6/25/03            11.896                2/25/07             12.011
   7/25/03            11.896                3/25/07             12.027
   8/25/03            11.896                4/25/07             12.043
   9/25/03            11.896                5/25/07             12.059
  10/25/03            11.896                6/25/07             12.076
  11/25/03            11.896


(1) Available Funds Cap = 12 * (Group II Net Interest) / (Group II Total Certificate balance)
(2) Assumes no losses, 10% cleanup call, 27% CPR, and 1 month and 6 month LIBOR remain constant.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            39

                DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)

                                    BOND IA-1

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 99-16     22.179     60.675     68.253     84.374     98.042
                 99-17     21.729     57.812     64.914     80.024     92.836
                 99-18     21.279     54.949     61.577     75.677     87.632
                 99-19     20.829     52.088     58.241     71.331     82.430
                 99-20     20.379     49.228     54.907     66.988     77.230
                 99-21     19.930     46.369     51.574     62.646     72.032

                 99-22     19.481     43.511     48.242     58.305     66.837
                 99-23     19.032     40.655     44.911     53.967     61.644
                 99-24     18.583     37.800     41.582     49.630     56.453
                 99-25     18.134     34.945     38.255     45.295     51.263
                 99-26     17.686     32.093     34.929     40.962     46.077
                 99-27     17.238     29.241     31.604     36.631     40.892

                 99-28     16.790     26.390     28.280     32.301     35.709
                 99-29     16.342     23.541     24.958     27.973     30.529
                 99-30     15.894     20.693     21.637     23.647     25.350
                 99-31     15.447     17.846     18.318     19.323     20.174
                100- 0     15.000     15.000     15.000     15.000     15.000
                100- 1     14.553     12.155     11.683     10.679      9.828

                100- 2     14.106      9.312      8.368      6.360      4.658
                100- 3     13.660      6.470      5.054      2.043     -0.510
                100- 4     13.214      3.629      1.742     -2.273     -5.675
                100- 5     12.768      0.789     -1.570     -6.586    -10.839
                100- 6     12.322     -2.050     -4.880    -10.898    -16.000

           AVG LIFE          9.89       1.13       0.96       0.73       0.61
           FIRST PAY         4/00       4/00       4/00       4/00       4/00
           LAST PAY          1/15       5/02      12/01       6/01       3/01



           Original Balance: $44,800,000



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            40

                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                    BOND IA-2

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                99-21      7.664      7.613      7.599      7.564      7.533
                99-22      7.660      7.599      7.582      7.541      7.504
                99-23      7.656      7.586      7.566      7.518      7.475
                99-24      7.653      7.572      7.550      7.495      7.446
                99-25      7.649      7.559      7.534      7.472      7.417
                99-26      7.646      7.545      7.517      7.449      7.388

                99-27      7.642      7.532      7.501      7.426      7.360
                99-28      7.638      7.518      7.485      7.403      7.331
                99-29      7.635      7.505      7.469      7.381      7.302
                99-30      7.631      7.491      7.452      7.358      7.273
                99-31      7.628      7.478      7.436      7.335      7.244
              *100- 0      7.624      7.464      7.420      7.312      7.215

               100- 1      7.620      7.451      7.404      7.289      7.186
               100- 2      7.617      7.437      7.388      7.266      7.158
               100- 3      7.613      7.424      7.371      7.243      7.129
               100- 4      7.610      7.411      7.355      7.221      7.100
               100- 5      7.606      7.397      7.339      7.198      7.071
               100- 6      7.602      7.384      7.323      7.175      7.042

               100- 7      7.599      7.370      7.307      7.152      7.014
               100- 8      7.595      7.357      7.291      7.129      6.985
               100- 9      7.592      7.343      7.274      7.106      6.956
               100-10      7.588      7.330      7.258      7.084      6.927
               100-11      7.584      7.317      7.242      7.061      6.899

          AVG LIFE         14.84       2.64       2.15       1.49       1.16
          DURATION          8.65       2.31       1.92       1.36       1.08
          FIRST PAY         1/15       5/02      12/01       6/01       3/01
          LAST PAY          1/15       5/03      10/02      12/01       7/01


          Original Balance: $17,500,000
          Assumed Coupon:   7.562000%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            41

                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                    BOND IA-3

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 99-10      7.778      7.812      7.824      7.855      7.885
                 99-12      7.771      7.793      7.801      7.821      7.840
                 99-14      7.764      7.774      7.777      7.787      7.796
                 99-16      7.756      7.755      7.754      7.753      7.751
                 99-18      7.749      7.736      7.731      7.719      7.707
                 99-20      7.742      7.717      7.708      7.685      7.662

                 99-22      7.735      7.698      7.685      7.651      7.618
                 99-24      7.728      7.679      7.662      7.617      7.573
                 99-26      7.721      7.660      7.638      7.583      7.529
                 99-28      7.714      7.642      7.615      7.549      7.485
                 99-30      7.707      7.623      7.592      7.515      7.440
               *100- 0      7.700      7.604      7.569      7.481      7.396

                100- 2      7.693      7.585      7.546      7.447      7.352
                100- 4      7.685      7.567      7.523      7.413      7.308
                100- 6      7.678      7.548      7.500      7.379      7.263
                100- 8      7.671      7.529      7.477      7.346      7.219
                100-10      7.664      7.510      7.454      7.312      7.175
                100-12      7.657      7.492      7.431      7.278      7.131

                100-14      7.650      7.473      7.408      7.245      7.087
                100-16      7.643      7.454      7.385      7.211      7.043
                100-18      7.636      7.436      7.363      7.177      6.999
                100-20      7.629      7.417      7.340      7.144      6.956
                100-22      7.622      7.398      7.317      7.110      6.912

           AVG LIFE         15.45       3.98       3.14       2.05       1.54
           DURATION          8.78       3.31       2.70       1.84       1.41
           FIRST PAY         1/15       5/03      10/02      12/01       7/01
           LAST PAY         12/18       3/05       2/04       8/02      12/01


           Original Balance: $17,000,000
           Assumed Coupon:   7.635000%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            42

                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                    BOND IA-4

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 98-31      8.159      8.206      8.233      8.310      8.384
                 99- 2      8.150      8.188      8.210      8.272      8.332
                 99- 5      8.140      8.170      8.187      8.235      8.281
                 99- 8      8.131      8.152      8.164      8.197      8.229
                 99-11      8.122      8.134      8.140      8.160      8.178
                 99-14      8.113      8.116      8.117      8.122      8.127

                 99-17      8.104      8.098      8.094      8.085      8.075
                 99-20      8.094      8.080      8.071      8.047      8.024
                 99-23      8.085      8.061      8.048      8.010      7.973
                 99-26      8.076      8.043      8.025      7.973      7.922
                 99-29      8.067      8.025      8.002      7.935      7.871
               *100- 0      8.058      8.007      7.979      7.898      7.820

                100- 3      8.049      7.990      7.956      7.861      7.769
                100- 6      8.040      7.972      7.933      7.824      7.718
                100- 9      8.031      7.954      7.911      7.787      7.667
                100-12      8.021      7.936      7.888      7.750      7.616
                100-15      8.012      7.918      7.865      7.713      7.566
                100-18      8.003      7.900      7.842      7.676      7.515

                100-21      7.994      7.882      7.819      7.639      7.465
                100-24      7.985      7.864      7.797      7.602      7.414
                100-27      7.976      7.847      7.774      7.565      7.364
                100-30      7.967      7.829      7.751      7.528      7.313
                101- 1      7.958      7.811      7.729      7.492      7.263

           AVG LIFE         23.35       7.12       5.16       2.92       2.06
           DURATION         10.23       5.19       4.07       2.51       1.83
           FIRST PAY        12/18       3/05       2/04       8/02      12/01
           LAST PAY          3/27      10/10       3/07       2/04       8/02


           Original Balance: $17,000,000
           Assumed Coupon:   7.976000%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            43

                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                    BOND IA-5

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 98-20      8.421      8.463      8.482      8.557      8.707
                 98-24      8.409      8.444      8.461      8.524      8.652
                 98-28      8.397      8.426      8.440      8.491      8.596
                 99- 0      8.385      8.408      8.418      8.459      8.541
                 99- 4      8.373      8.389      8.397      8.426      8.486
                 99- 8      8.361      8.371      8.376      8.394      8.431

                 99-12      8.349      8.353      8.355      8.362      8.376
                 99-16      8.337      8.335      8.333      8.329      8.321
                 99-20      8.325      8.316      8.312      8.297      8.266
                 99-24      8.313      8.298      8.291      8.265      8.211
                 99-28      8.301      8.280      8.270      8.233      8.157
               *100- 0      8.289      8.262      8.249      8.201      8.102

                100- 4      8.278      8.244      8.228      8.169      8.048
                100- 8      8.266      8.226      8.207      8.137      7.993
                100-12      8.254      8.208      8.186      8.105      7.939
                100-16      8.242      8.190      8.165      8.073      7.885
                100-20      8.231      8.172      8.144      8.041      7.831
                100-24      8.219      8.154      8.124      8.009      7.777

                100-28      8.207      8.136      8.103      7.977      7.723
                101- 0      8.196      8.118      8.082      7.946      7.669
                101- 4      8.184      8.100      8.061      7.914      7.615
                101- 8      8.173      8.083      8.041      7.882      7.562
                101-12      8.161      8.065      8.020      7.851      7.508

           AVG LIFE         27.00      10.67       8.51       4.88       2.63
           DURATION         10.53       6.87       5.92       3.88       2.28
           FIRST PAY         3/27      10/10       3/07       2/04       8/02
           LAST PAY          3/27     11/10      10/08      10/05        2/03


           Original Balance: $10,170,000
           Assumed Coupon:   8.200000%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            44

                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                    BOND IA-6

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                99-10      8.093      8.100      8.101      8.107      8.118
                99-12      8.083      8.088      8.088      8.092      8.099
                99-14      8.073      8.075      8.075      8.077      8.079
                99-16      8.064      8.063      8.062      8.061      8.059
                99-18      8.054      8.050      8.049      8.046      8.039
                99-20      8.045      8.038      8.037      8.031      8.020

                99-22      8.035      8.025      8.024      8.016      8.000
                99-24      8.026      8.013      8.011      8.000      7.980
                99-26      8.016      8.000      7.998      7.985      7.961
                99-28      8.007      7.988      7.985      7.970      7.941
                99-30      7.997      7.975      7.972      7.955      7.921
              *100- 0      7.988      7.963      7.959      7.940      7.902

               100- 2      7.978      7.951      7.946      7.925      7.882
               100- 4      7.969      7.938      7.934      7.909      7.863
               100- 6      7.959      7.926      7.921      7.894      7.843
               100- 8      7.950      7.914      7.908      7.879      7.824
               100-10      7.940      7.901      7.895      7.864      7.804
               100-12      7.931      7.889      7.882      7.849      7.784

               100-14      7.921      7.877      7.870      7.834      7.765
               100-16      7.912      7.864      7.857      7.819      7.745
               100-18      7.903      7.852      7.844      7.804      7.726
               100-20      7.893      7.840      7.831      7.789      7.706
               100-22      7.884      7.827      7.819      7.774      7.687

          AVG LIFE          9.81       6.81       6.48       5.19       3.81
          DURATION          6.55       5.02       4.84       4.10       3.17
          FIRST PAY         4/03       4/03       4/03       9/03       2/03
          LAST PAY         12/11       9/09      10/08       10/05      3/04


          Original Balance: $11,830,000
          Assumed Coupon:   7.936000%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            45

                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                    BOND IM-1

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 98-20      8.415      8.491      8.519      8.574      8.585
                 98-24      8.401      8.466      8.490      8.536      8.546
                 98-28      8.388      8.441      8.461      8.499      8.507
                 99- 0      8.375      8.416      8.432      8.461      8.468
                 99- 4      8.361      8.391      8.402      8.424      8.429
                 99- 8      8.348      8.366      8.373      8.387      8.390

                 99-12      8.334      8.342      8.344      8.349      8.351
                 99-16      8.321      8.317      8.315      8.312      8.312
                 99-20      8.308      8.292      8.286      8.275      8.273
                 99-24      8.294      8.268      8.257      8.238      8.234
                 99-28      8.281      8.243      8.229      8.201      8.195
               *100- 0      8.268      8.218      8.200      8.164      8.157

                100- 4      8.255      8.194      8.171      8.127      8.118
                100- 8      8.241      8.169      8.142      8.091      8.079
                100-12      8.228      8.145      8.114      8.054      8.041
                100-16      8.215      8.121      8.085      8.017      8.002
                100-20      8.202      8.096      8.057      7.981      7.964
                100-24      8.189      8.072      8.028      7.944      7.926

                100-28      8.176      8.048      8.000      7.907      7.887
                101- 0      8.163      8.024      7.971      7.871      7.849
                101- 4      8.150      7.999      7.943      7.835      7.811
                101- 8      8.137      7.975      7.914      7.798      7.773
                101-12      8.124      7.951      7.886      7.762      7.735

           AVG LIFE         20.34       7.10       5.73       4.14       3.89
           DURATION          9.40       5.07       4.32       3.37       3.22
           FIRST PAY         1/15       9/03       4/03       7/03      11/03
           LAST PAY          3/27      11/10      10/08      10/05       3/04


           Original Balance:  $3,900,000
           Assumed Coupon:   8.185000%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            46

                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                    BOND IM-2

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 98-20      8.823      8.896      8.924      8.980      9.003
                 98-24      8.809      8.871      8.894      8.941      8.961
                 98-28      8.795      8.845      8.864      8.903      8.919
                 99- 0      8.781      8.820      8.835      8.864      8.877
                 99- 4      8.767      8.795      8.805      8.826      8.835
                 99- 8      8.753      8.770      8.776      8.788      8.793

                 99-12      8.740      8.744      8.746      8.750      8.752
                 99-16      8.726      8.719      8.717      8.712      8.710
                 99-20      8.712      8.694      8.688      8.674      8.668
                 99-24      8.698      8.669      8.658      8.636      8.627
                 99-28      8.685      8.644      8.629      8.598      8.585
               *100- 0      8.671      8.619      8.600      8.560      8.544

                100- 4      8.657      8.595      8.571      8.523      8.502
                100- 8      8.644      8.570      8.542      8.485      8.461
                100-12      8.630      8.545      8.513      8.447      8.420
                100-16      8.617      8.520      8.484      8.410      8.379
                100-20      8.603      8.496      8.455      8.372      8.337
                100-24      8.590      8.471      8.426      8.335      8.296

                100-28      8.576      8.446      8.397      8.298      8.255
                101- 0      8.563      8.422      8.368      8.260      8.214
                101- 4      8.549      8.397      8.340      8.223      8.174
                101- 8      8.536      8.373      8.311      8.186      8.133
                101-12      8.523      8.348      8.282      8.149      8.092

           AVG LIFE         20.34       7.10       5.73       4.08       3.63
           DURATION          9.11       5.00       4.27       3.29       3.00
           FIRST PAY         1/15       9/03       4/03       5/03       7/03
           LAST PAY          3/27      11/10      10/08      10/05       3/04


           Original Balance:  $4,225,000
           Assumed Coupon:   8.579000%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            47

                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                     BOND IB

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 95-18      9.621      9.976     10.111     10.397     10.556
                 95-24      9.598      9.936     10.064     10.336     10.487
                 95-30      9.576      9.896     10.017     10.275     10.418
                 96- 4      9.553      9.855      9.970     10.213     10.349
                 96-10      9.531      9.815      9.923     10.152     10.280
                 96-16      9.508      9.775      9.877     10.092     10.211

                 96-22      9.486      9.735      9.830     10.031     10.143
                 96-28      9.464      9.696      9.784      9.970     10.074
                 97- 2      9.441      9.656      9.737      9.910     10.006
                 97- 8      9.419      9.616      9.691      9.850      9.938
                 97-14      9.397      9.577      9.645      9.790      9.871
                *97-20      9.375      9.538      9.599      9.730      9.803

                 97-26      9.353      9.498      9.553      9.670      9.735
                 98- 0      9.332      9.459      9.508      9.611      9.668
                 98- 6      9.310      9.420      9.462      9.551      9.601
                 98-12      9.288      9.381      9.417      9.492      9.534
                 98-18      9.266      9.343      9.371      9.433      9.467
                 98-24      9.245      9.304      9.326      9.374      9.400

                 98-30      9.223      9.265      9.281      9.315      9.334
                 99- 4      9.202      9.227      9.236      9.256      9.268
                 99-10      9.180      9.188      9.191      9.198      9.201
                 99-16      9.159      9.150      9.147      9.139      9.135
                 99-22      9.138      9.112      9.102      9.081      9.069

           AVG LIFE         20.32       7.08       5.71       4.02       3.44
           DURATION          8.70       4.86       4.16       3.19       2.83
           FIRST PAY         1/15       9/03       4/03       4/03       5/03
           LAST PAY          3/27      11/10       10/08     10/05       3/04


           Original Balance:  $3,575,000
           Assumed Coupon:   9.000000%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            48

                DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)

                                  BOND IIA-1

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 99-16     30.510     44.790     49.438     66.325     85.670
                 99-17     30.227     43.610     47.967     63.794     81.927
                 99-18     29.944     42.431     46.496     61.265     78.185
                 99-19     29.662     41.253     45.026     58.737     74.445
                 99-20     29.379     40.075     43.558     56.211     70.707
                 99-21     29.097     38.899     42.090     53.686     66.971

                 99-22     28.815     37.722     40.623     51.162     63.237
                 99-23     28.532     36.547     39.156     48.640     59.505
                 99-24     28.250     35.372     37.691     46.119     55.775
                 99-25     27.969     34.198     36.227     43.599     52.046
                 99-26     27.687     33.025     34.763     41.081     48.320
                 99-27     27.406     31.852     33.300     38.564     44.595

                 99-28     27.124     30.681     31.839     36.048     40.872
                 99-29     26.843     29.509     30.378     33.534     37.151
                 99-30     26.562     28.339     28.918     31.021     33.432
                 99-31     26.281     27.169     27.458     28.510     29.715
                100- 0     26.000     26.000     26.000     26.000     26.000
                100- 1     25.719     24.832     24.543     23.491     22.287

                100- 2     25.439     23.664     23.086     20.984     18.575
                100- 3     25.158     22.497     21.630     18.478     14.865
                100- 4     24.878     21.331     20.175     15.973     11.158
                100- 5     24.598     20.165     18.721     13.470      7.452
                100- 6     24.318     19.000     17.268     10.968      3.748

           AVG LIFE         20.81       3.12       2.41       1.31       0.86
           FIRST PAY         4/00       4/00       4/00       4/00       4/00
           LAST PAY          4/29       6/09       6/07       8/04       7/02



           Original Balance: $239,400,000



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            49

                DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)

                                  BOND IIM-1

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 99-16     46.873     53.136     54.917     56.100     63.689
                 99-17     46.630     52.500     54.170     55.279     62.393
                 99-18     46.388     51.865     53.424     54.458     61.097
                 99-19     46.145     51.230     52.677     53.638     59.801
                 99-20     45.902     50.596     51.931     52.818     58.506
                 99-21     45.660     49.961     51.185     51.998     57.212

                 99-22     45.417     49.327     50.440     51.179     55.917
                 99-23     45.175     48.693     49.694     50.360     54.624
                 99-24     44.933     48.060     48.949     49.541     53.330
                 99-25     44.691     47.426     48.205     48.722     52.038
                 99-26     44.449     46.793     47.460     47.904     50.745
                 99-27     44.207     46.160     46.716     47.086     49.453

                 99-28     43.966     45.528     45.972     46.268     48.162
                 99-29     43.724     44.896     45.229     45.451     46.871
                 99-30     43.483     44.263     44.486     44.633     45.580
                 99-31     43.241     43.632     43.743     43.817     44.290
                100- 0     43.000     43.000     43.000     43.000     43.000
                100- 1     42.759     42.369     42.258     42.184     41.711

                100- 2     42.518     41.738     41.515     41.368     40.422
                100- 3     42.277     41.107     40.774     40.552     39.133
                100- 4     42.036     40.476     40.032     39.736     37.845
                100- 5     41.796     39.846     39.291     38.921     36.558
                100- 6     41.555     39.216     38.550     38.106     35.271

           AVG LIFE         27.37       6.04       4.92       4.34       2.60
           FIRST PAY         7/24       4/03       7/03       3/04       7/02
           LAST PAY          4/29       6/09       6/07       8/04       2/03



           Original Balance: $16,100,000



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            50

                DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)

                                  BOND IIM-2

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 99-16     86.026     92.267     94.170     96.577    100.324
                 99-17     85.773     91.623     93.407     95.664     99.176
                 99-18     85.521     90.980     92.645     94.750     98.028
                 99-19     85.268     90.337     91.882     93.838     96.881
                 99-20     85.016     89.694     91.121     92.925     95.734
                 99-21     84.764     89.051     90.359     92.013     94.587

                 99-22     84.512     88.409     89.598     91.101     93.441
                 99-23     84.261     87.767     88.836     90.190     92.295
                 99-24     84.009     87.125     88.076     89.278     91.150
                 99-25     83.757     86.484     87.315     88.367     90.004
                 99-26     83.506     85.842     86.555     87.457     88.860
                 99-27     83.255     85.201     85.795     86.547     87.716

                 99-28     83.003     84.560     85.035     85.637     86.572
                 99-29     82.752     83.920     84.276     84.727     85.428
                 99-30     82.501     83.280     83.517     83.818     84.285
                 99-31     82.251     82.640     82.758     82.909     83.142
                100- 0     82.000     82.000     82.000     82.000     82.000
                100- 1     81.749     81.361     81.242     81.092     80.858

                100- 2     81.499     80.721     80.484     80.184     79.717
                100- 3     81.249     80.082     79.726     79.276     78.575
                100- 4     80.999     79.444     78.969     78.368     77.435
                100- 5     80.748     78.805     78.212     77.461     76.294
                100- 6     80.499     78.167     77.456     76.555     75.154

           AVG LIFE         27.37       6.04       4.86       3.87       2.99
           FIRST PAY         7/24       4/03       5/03       8/03       2/03
           LAST PAY         4/29        6/09       6/07       8/04       3/03



           Original Balance: 13,300,000



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            51

                DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)

                                   BOND IIB

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 99-16    199.480    205.647    207.617    210.887    213.589
                 99-17    199.199    204.980    206.826    209.891    212.424
                 99-18    198.918    204.313    206.036    208.896    211.260
                 99-19    198.637    203.646    205.245    207.901    210.096
                 99-20    198.357    202.979    204.455    206.906    208.932
                 99-21    198.076    202.313    203.666    205.912    207.769

                 99-22    197.796    201.646    202.876    204.918    206.606
                 99-23    197.516    200.981    202.087    203.925    205.444
                 99-24    197.236    200.315    201.299    202.932    204.282
                 99-25    196.956    199.650    200.510    201.939    203.120
                 99-26    196.676    198.985    199.722    200.947    201.959
                 99-27    196.396    198.320    198.934    199.955    200.798

                 99-28    196.117    197.655    198.147    198.963    199.638
                 99-29    195.837    196.991    197.360    197.972    198.478
                 99-30    195.558    196.327    196.573    196.981    197.318
                 99-31    195.279    195.663    195.786    195.990    196.159
                100- 0    195.000    195.000    195.000    195.000    195.000
                100- 1    194.721    194.337    194.214    194.010    193.842

                100- 2    194.443    193.674    193.428    193.021    192.684
                100- 3    194.164    193.011    192.643    192.031    191.526
                100- 4    193.886    192.349    191.858    191.042    190.369
                100- 5    193.607    191.687    191.073    190.054    189.212
                100- 6    193.329    191.025    190.289    189.066    188.056

           AVG LIFE         27.37       6.02       4.82       3.60       3.00
           FIRST PAY         7/24       4/03       4/03       5/03       3/03
           LAST PAY          4/29       6/09       6/07       8/04       3/03



           Original Balance: $11,200,000



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            52

                       PRICE/CBE YIELD TABLE (TO MATURITY)

                                    BOND IA-5

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 98-20      8.427      8.512      8.542      8.585      8.707
                 98-24      8.415      8.496      8.524      8.556      8.652
                 98-28      8.403      8.480      8.506      8.526      8.596
                 99- 0      8.391      8.464      8.488      8.497      8.541
                 99- 4      8.380      8.448      8.470      8.467      8.486
                 99- 8      8.368      8.432      8.452      8.438      8.431

                 99-12      8.356      8.416      8.434      8.409      8.376
                 99-16      8.344      8.400      8.416      8.380      8.321
                 99-20      8.333      8.384      8.399      8.350      8.266
                 99-24      8.321      8.368      8.381      8.321      8.211
                 99-28      8.309      8.353      8.363      8.292      8.157
               *100- 0      8.298      8.337      8.345      8.263      8.102

                100- 4      8.286      8.321      8.328      8.234      8.048
                100- 8      8.274      8.305      8.310      8.205      7.993
                100-12      8.263      8.289      8.293      8.176      7.939
                100-16      8.251      8.274      8.275      8.148      7.885
                100-20      8.240      8.258      8.257      8.119      7.831
                100-24      8.228      8.242      8.240      8.090      7.777

                100-28      8.217      8.227      8.223      8.062      7.723
                101- 0      8.205      8.211      8.205      8.033      7.669
                101- 4      8.194      8.196      8.188      8.004      7.615
                101- 8      8.182      8.180      8.170      7.976      7.562
                101-12      8.171      8.165      8.153      7.947      7.508

           AVG LIFE        28.538     13.558     11.286      5.687      2.629
           DURATION        10.690      7.869      7.037      4.290      2.282
           FIRST PAY         3/27      10/10       3/07       2/04       8/02
           LAST PAY          1/30      11/19       4/16       6/12       2/03


           Original Balance: $10,170,000
           Assumed Coupon:   8.200000%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            53

                       PRICE/CBE YIELD TABLE (TO MATURITY)

                                    BOND IA-6

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 99-10      8.093      8.100      8.101      8.102      8.109
                 99-12      8.083      8.088      8.088      8.089      8.093
                 99-14      8.073      8.075      8.075      8.076      8.077
                 99-16      8.064      8.063      8.062      8.062      8.061
                 99-18      8.054      8.050      8.050      8.049      8.045
                 99-20      8.045      8.038      8.037      8.036      8.029

                 99-22      8.035      8.025      8.024      8.022      8.014
                 99-24      8.026      8.013      8.011      8.009      7.998
                 99-26      8.016      8.000      7.998      7.996      7.982
                 99-28      8.007      7.988      7.985      7.982      7.966
                 99-30      7.997      7.975      7.973      7.969      7.951
               *100- 0      7.988      7.963      7.960      7.956      7.935

                100- 2      7.978      7.951      7.947      7.943      7.919
                100- 4      7.969      7.938      7.934      7.930      7.904
                100- 6      7.959      7.926      7.922      7.916      7.888
                100- 8      7.950      7.914      7.909      7.903      7.872
                100-10      7.940      7.901      7.896      7.890      7.857
                100-12      7.931      7.889      7.883      7.877      7.841

                100-14      7.921      7.877      7.871      7.864      7.825
                100-16      7.912      7.864      7.858      7.851      7.810
                100-18      7.903      7.852      7.845      7.837      7.794
                100-20      7.893      7.840      7.833      7.824      7.778
                100-22      7.884      7.827      7.820      7.811      7.763

           AVG LIFE          9.81       6.81       6.55       6.25       5.03
           DURATION          6.55       5.02       4.87       4.70       3.96
           FIRST PAY         4/03       4/03       4/03       9/03       2/03
           LAST PAY         12/11       9/09       8/09      12/09      11/08


           Original Balance: $11,830,000
           Assumed Coupon:   7.936000%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            54

                       PRICE/CBE YIELD TABLE (TO MATURITY)

                                    BOND IM-1

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 98-20      8.415      8.485      8.510      8.561      8.573
                 98-24      8.401      8.461      8.483      8.525      8.536
                 98-28      8.388      8.437      8.455      8.490      8.499
                 99- 0      8.374      8.413      8.427      8.454      8.461
                 99- 4      8.361      8.389      8.399      8.419      8.424
                 99- 8      8.348      8.365      8.371      8.384      8.387

                 99-12      8.334      8.341      8.343      8.348      8.349
                 99-16      8.321      8.317      8.316      8.313      8.312
                 99-20      8.308      8.293      8.288      8.278      8.275
                 99-24      8.294      8.270      8.261      8.243      8.238
                 99-28      8.281      8.246      8.233      8.208      8.201
               *100- 0      8.268      8.222      8.206      8.173      8.164

                100- 4      8.255      8.199      8.178      8.138      8.128
                100- 8      8.242      8.175      8.151      8.103      8.091
                100-12      8.229      8.151      8.124      8.068      8.054
                100-16      8.215      8.128      8.096      8.033      8.017
                100-20      8.202      8.104      8.069      7.999      7.981
                100-24      8.189      8.081      8.042      7.964      7.944

                100-28      8.176      8.058      8.015      7.929      7.908
                101- 0      8.163      8.034      7.988      7.895      7.871
                101- 4      8.150      8.011      7.961      7.861      7.835
                101- 8      8.137      7.988      7.934      7.826      7.799
                101-12      8.124      7.965      7.907      7.792      7.763

           AVG LIFE         20.63       7.62       6.23       4.48       4.13
           DURATION          9.43       5.26       4.53       3.56       3.37
           FIRST PAY         1/15       9/03       4/03       7/03      11/03
           LAST PAY          7/29       1/15      10/13       2/09       7/06


           Original Balance:  $3,900,000
           Assumed Coupon:   8.185000%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            55

                       PRICE/CBE YIELD TABLE (TO MATURITY)

                                    BOND IM-2

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 98-20      8.823      8.891      8.916      8.969      8.993
                 98-24      8.809      8.866      8.888      8.932      8.952
                 98-28      8.795      8.842      8.859      8.895      8.912
                 99- 0      8.781      8.817      8.831      8.859      8.871
                 99- 4      8.767      8.793      8.802      8.822      8.831
                 99- 8      8.753      8.768      8.774      8.786      8.791

                 99-12      8.740      8.744      8.746      8.749      8.751
                 99-16      8.726      8.720      8.718      8.713      8.711
                 99-20      8.712      8.696      8.689      8.677      8.671
                 99-24      8.699      8.671      8.661      8.640      8.631
                 99-28      8.685      8.647      8.633      8.604      8.591
               *100- 0      8.671      8.623      8.605      8.568      8.551

                100- 4      8.658      8.599      8.577      8.532      8.511
                100- 8      8.644      8.575      8.549      8.496      8.472
                100-12      8.631      8.551      8.521      8.460      8.432
                100-16      8.617      8.527      8.493      8.424      8.393
                100-20      8.604      8.503      8.466      8.388      8.353
                100-24      8.590      8.479      8.438      8.353      8.314

                100-28      8.577      8.456      8.410      8.317      8.274
                101- 0      8.563      8.432      8.383      8.281      8.235
                101- 4      8.550      8.408      8.355      8.246      8.196
                101- 8      8.537      8.384      8.327      8.210      8.157
                101-12      8.523      8.361      8.300      8.175      8.117

           AVG LIFE         20.60       7.58       6.14       4.35       3.82
           DURATION          9.14       5.16       4.44       3.44       3.13
           FIRST PAY         1/15       9/03       4/03       5/03       7/03
           LAST PAY          5/29       1/15       9/12       6/08       1/06


           Original Balance:  $4,225,000
           Assumed Coupon:   8.579000%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            56

                       PRICE/CBE YIELD TABLE (TO MATURITY)

                                     BOND IB

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 95-18      9.621      9.966     10.097     10.375     10.533
                 95-24      9.598      9.926     10.050     10.315     10.465
                 95-30      9.575      9.886     10.004     10.254     10.397
                 96- 4      9.553      9.847      9.958     10.194     10.329
                 96-10      9.530      9.807      9.912     10.135     10.261
                 96-16      9.508      9.768      9.866     10.075     10.194

                 96-22      9.486      9.728      9.820     10.015     10.126
                 96-28      9.463      9.689      9.774      9.956     10.059
                 97- 2      9.441      9.650      9.729      9.897      9.992
                 97- 8      9.419      9.611      9.683      9.838      9.925
                 97-14      9.397      9.572      9.638      9.779      9.859
                *97-20      9.375      9.533      9.593      9.720      9.792

                 97-26      9.353      9.494      9.547      9.661      9.726
                 98- 0      9.331      9.456      9.502      9.603      9.660
                 98- 6      9.310      9.417      9.458      9.544      9.594
                 98-12      9.288      9.379      9.413      9.486      9.528
                 98-18      9.266      9.340      9.368      9.428      9.462
                 98-24      9.245      9.302      9.324      9.370      9.396

                 98-30      9.223      9.264      9.279      9.312      9.331
                 99- 4      9.202      9.226      9.235      9.255      9.266
                 99-10      9.180      9.188      9.191      9.197      9.201
                 99-16      9.159      9.150      9.147      9.140      9.136
                 99-22      9.138      9.113      9.103      9.083      9.071

           AVG LIFE         20.45       7.27       5.87       4.13       3.52
           DURATION          8.71       4.92       4.23       3.25       2.87
           FIRST PAY         1/15       9/03       4/03       4/03       5/03
           LAST PAY          9/28       6/13      12/10       4/07       3/05


           Original Balance:  $3,575,000
           Assumed Coupon:   9.000000%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            57

                DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)

                                  BOND IIA-1

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 99-16     30.521     45.120     49.573     65.404     85.670
                 99-17     30.238     43.995     48.180     63.035     81.927
                 99-18     29.955     42.871     46.787     60.668     78.185
                 99-19     29.673     41.747     45.395     58.303     74.445
                 99-20     29.390     40.624     44.004     55.939     70.707
                 99-21     29.108     39.502     42.614     53.577     66.971

                 99-22     28.826     38.380     41.225     51.216     63.237
                 99-23     28.544     37.260     39.837     48.857     59.505
                 99-24     28.262     36.140     38.450     46.499     55.775
                 99-25     27.981     35.020     37.064     44.143     52.046
                 99-26     27.699     33.902     35.678     41.789     48.320
                 99-27     27.418     32.784     34.294     39.436     44.595

                 99-28     27.137     31.667     32.911     37.085     40.872
                 99-29     26.856     30.551     31.528     34.735     37.151
                 99-30     26.575     29.435     30.147     32.386     33.432
                 99-31     26.294     28.321     28.766     30.040     29.715
                100- 0     26.013     27.207     27.386     27.695     26.000
                100- 1     25.733     26.093     26.008     25.351     22.287

                100- 2     25.452     24.981     24.630     23.009     18.575
                100- 3     25.172     23.869     23.253     20.668     14.865
                100- 4     24.892     22.758     21.877     18.329     11.158
                100- 5     24.612     21.648     20.502     15.992      7.452
                100- 6     24.332     20.538     19.128     13.656      3.748

           AVG LIFE         20.84       3.39       2.63       1.44       0.86
           FIRST PAY         4/00       4/00       4/00       4/00       4/00
           LAST PAY          2/30       7/20       6/16       4/10       7/02



           Original Balance: $239,400,000



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            58

                DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)

                                  BOND IIM-1

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 99-16     46.891     53.783     55.507     56.814     63.689
                 99-17     46.649     53.184     54.806     56.062     62.393
                 99-18     46.406     52.585     54.105     55.312     61.097
                 99-19     46.164     51.987     53.405     54.561     59.801
                 99-20     45.921     51.388     52.705     53.811     58.506
                 99-21     45.679     50.790     52.005     53.061     57.212

                 99-22     45.437     50.193     51.306     52.311     55.917
                 99-23     45.195     49.595     50.607     51.562     54.624
                 99-24     44.953     48.998     49.908     50.812     53.330
                 99-25     44.711     48.401     49.209     50.064     52.038
                 99-26     44.469     47.804     48.511     49.315     50.745
                 99-27     44.228     47.208     47.813     48.566     49.453

                 99-28     43.987     46.612     47.116     47.818     48.162
                 99-29     43.745     46.016     46.418     47.070     46.871
                 99-30     43.504     45.420     45.721     46.323     45.580
                 99-31     43.263     44.825     45.024     45.576     44.290
                100- 0     43.022     44.230     44.328     44.829     43.000
                100- 1     42.781     43.635     43.632     44.082     41.711

                100- 2     42.540     43.040     42.936     43.335     40.422
                100- 3     42.300     42.446     42.240     42.589     39.133
                100- 4     42.059     41.852     41.545     41.843     37.845
                100- 5     41.819     41.258     40.850     41.097     36.558
                100- 6     41.579     40.664     40.155     40.352     35.271

           AVG LIFE         27.46       6.66       5.41       4.83       2.60
           FIRST PAY         7/24       4/03       7/03       3/04       7/02
           LAST PAY          1/30       8/16       3/13       3/08       2/03



           Original Balance: $16,100,000



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            59

                DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)

                                  BOND IIM-2

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 99-16     86.058     93.774     95.710     97.932    107.094
                 99-17     85.806     93.162     94.988     97.066    106.289
                 99-18     85.554     92.551     94.267     96.200    105.484
                 99-19     85.302     91.940     93.546     95.334    104.679
                 99-20     85.050     91.329     92.825     94.469    103.875
                 99-21     84.798     90.718     92.104     93.603    103.071

                 99-22     84.546     90.108     91.384     92.739    102.267
                 99-23     84.295     89.498     90.664     91.874    101.464
                 99-24     84.044     88.888     89.945     91.010    100.660
                 99-25     83.792     88.279     89.225     90.146     99.858
                 99-26     83.541     87.670     88.506     89.282     99.055
                 99-27     83.290     87.061     87.788     88.419     98.253

                 99-28     83.039     86.452     87.069     87.556     97.451
                 99-29     82.788     85.843     86.351     86.693     96.649
                 99-30     82.538     85.235     85.633     85.831     95.848
                 99-31     82.287     84.627     84.916     84.969     95.047
                100- 0     82.037     84.020     84.198     84.107     94.246
                100- 1     81.786     83.412     83.481     83.246     93.446

                100- 2     81.536     82.805     82.765     82.385     92.645
                100- 3     81.286     82.198     82.048     81.524     91.846
                100- 4     81.036     81.591     81.332     80.663     91.046
                100- 5     80.786     80.985     80.617     79.803     90.247
                100- 6     80.536     80.379     79.901     78.943     89.448

           AVG LIFE         27.46       6.57       5.28       4.14       4.52
           FIRST PAY         7/24       4/03       5/03       8/03       2/03
           LAST PAY         12/29       1/15      11/11       5/07       1/07



           Original Balance: $13,300,000



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            60

                DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)

                                   BOND IIB

                               PREPAYMENT SPEED

                PRICE        0%        80%        100%        150%      200%
                                                (PRICING
                                                 SPEED)

                 99-16    199.518    207.667    209.775    213.055    225.941
                 99-17    199.237    207.015    209.005    212.086    224.958
                 99-18    198.957    206.364    208.235    211.118    223.976
                 99-19    198.676    205.713    207.465    210.150    222.995
                 99-20    198.395    205.063    206.696    209.182    222.013
                 99-21    198.115    204.412    205.927    208.215    221.032

                 99-22    197.835    203.762    205.158    207.248    220.052
                 99-23    197.555    203.113    204.390    206.281    219.072
                 99-24    197.275    202.463    203.622    205.315    218.092
                 99-25    196.995    201.814    202.854    204.349    217.112
                 99-26    196.715    201.165    202.087    203.383    216.133
                 99-27    196.436    200.516    201.319    202.418    215.154

                 99-28    196.156    199.868    200.553    201.453    214.175
                 99-29    195.877    199.220    199.786    200.488    213.197
                 99-30    195.598    198.572    199.020    199.524    212.219
                 99-31    195.319    197.924    198.254    198.560    211.242
                100- 0    195.040    197.277    197.488    197.596    210.265
                100- 1    194.762    196.630    196.723    196.633    209.288

                100- 2    194.483    195.983    195.958    195.670    208.311
                100- 3    194.205    195.336    195.193    194.708    207.335
                100- 4    193.926    194.690    194.429    193.746    206.359
                100- 5    193.648    194.044    193.665    192.784    205.384
                100- 6    193.370    193.398    192.901    191.822    204.409

           AVG LIFE         27.42       6.28       5.02       3.73       3.65
           FIRST PAY         7/24       4/03       4/03       5/03       6/03
           LAST PAY         10/29      11/12       2/10       4/06       5/04



           Original Balance: $11,200,000


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]                            61